UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)     February 9, 2007
                                                -----------------------------

                        BNP RESIDENTIAL PROPERTIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

          Maryland                       1-9496                  56-1574675
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


    301 S. College Street, Suite 3850
        Charlotte, North Carolina                          28202
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 (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code            (704) 944-0100
                                                     -------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    ____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    ____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    ____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

         On February 9, 2007, BNP Residential Properties, Inc. issued a press release announcing our expectation to close the previously announced merger of BNP with Babcock & Brown Bravo Acquisition LLC on February 28, 2007, and declaring February 28, 2007, as the record date for determining payment of the merger consideration and prorated special distribution in connection with such merger. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information included under Item 9.01 in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed "filed" with the Securities and Exchange Commission or incorporated by reference in any registration statement filed by us under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits

99.1 Press release dated February 9, 2007, issued by BNP Residential Properties, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BNP Residential Properties, Inc.
                                        (Registrant)


February 13, 2007                          /s/ Pamela B. Bruno
                                        -----------------------------------
                                        Pamela B. Bruno
                                        Vice President, Treasurer and
                                        Chief Financial Officer


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